UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 26, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01    Changes in Control of Registrant.


             On February 26, 2007, the Registrant received a copy of Amendment No. 4 to Schedule 13D, dated February 23, 2007 ("Amendment No. 4"), filed with the Securities and Exchange Commission jointly by Edward H. Okun ("Okun"), FMFG Ownership, Inc. ("FMFG") and FMFG Ownership II, Inc. ("FMFG II"). Mr. Okun owns 100% of the capital stock of each of FMFG and FMFG II. Based upon the Registrant's review of Amendment No. 4, the Registrant determined that a change in control of the Registrant has, or may, occur. The information set forth in this Section 5.01 is based solely upon the information contained in the Amendment No. 4 and Forms 4/A filed by certain former officers and directors and the Registrant has no additional information with respect to the matters set forth in this Item 5.01 as of the date hereof.

             All percentage amounts of common stock, no par value per share ("Common Stock") of the Registrant beneficially owned and reported in this Form 8-K are based on 18,511,553 shares of Common Stock issued and outstanding reported in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

             The foregoing description of Amendment No. 4 is qualified in its entirety by reference to Amendment No. 4.

             (a)(1) As of February 23, 2007, Mr. Okun beneficially owns 11,117,027 shares of Common Stock of the Registrant representing 52.8% of the outstanding voting power of the Registrant through two affiliated companies, FMFG and FMFG II, which as of February 23, 2007 own 5,105,522 shares of Common Stock and 6,011,505 shares of Common Stock, respectively, as described herein. FMFG's beneficial ownership of 5,105,522 shares includes 4,539,348 shares of Common Stock and 566,174 shares of Common Stock which may be issued upon the conversion of 283,087 shares of Series A Preferred Stock, $.10 par value per share, which are convertible at any time on a one-for two basis at the option of the holder. FMFG II's beneficial ownership of 6,011,505 ahares includes 4,033,265 shares of Common Stock and 197,824 shares of Series B Preferred Stock, $.10 par value per share, of the Registrant which are convertible into 1,978,240 shares of Common Stock at any time on a one-for-ten basis at the option of the holder.

             (a)(2) On February 23, 2007, FMFG II purchased (i) 4,033,265 shares of Common Stock in privately negotiated transactions for $1.00 per share, and (ii) 197,824 shares of Series B Preferred Stock in a privately negotiated transaction for $10.00 per share. FMFG II's 6,011,505 represent 29.3% of the issued and outstanding shares of Common Stock. FMFG had previously purchased 5,105,522 shares of Common Stock in June 2006.

             (a)(3) Based upon Amendment No. 4, Mr. Okun now indirectly beneficially owns an aggregate of 11,117,027 shares of Common Stock which represents 52.8% of the outstanding voting shares of the Registrant.

             (a)(4) FMFG acquired the foregoing securities in June 2006 for $5,665,663 in cash. FMFG II acquired the foregoing securities on February 23, 2007 for $6,011,505 in cash.

             (a)(5) The source of funds to acquire all of the 11,117,027 shares of Common Stock, including the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock is the personal funds of Mr. Okun.

             (a)(6) Although FMFG II acquired the foregoing shares in privately negotiated transactions, based upon Form 4/A filings by two former officers and directors of the Registrant on February 28, 2007, 1,609,927 shares of Common Stock and all of the 197,824 shares of Series B Preferred Stock were acquired by FMFG II from these former officers and directors of the Registrant. The Registrant has no knowledge of the other sellers of shares of Common Stock purchased by FMFG II on February 23, 2007.

             (a)(7) According to Amendment No. 4, in connection with the purchases of the foregoing shares of Common Stock and Series B Preferred Stock by FMFG II, the sellers of such securities granted Mr. Okun a proxy to vote such securities until they are transferred into the name of FMFG II. To date, Mr. Okun has not assumed control of the Board of Directors or management of the Registrant. However, representatives of Mr. Okun have contacted the Registrant and requested representation on its Board of Directors.

             (a)(8) Not applicable.

             (b) Information required by Item 403(c) of Regulation S-K.

             Except for the information disclosed by Mr. Okun in Amendment No. 4 and the information described above in Item (a)(7) of this Form 8-K, the Registrant is not aware at this time of any arrangement which may result in a change of control.

             Based upon Amendment No. 4 and except for the foregoing, to the actual knowledge of management of the Registrant, neither Mr. Okun, FMFG nor FMFG II has effected any transactions or has any rights to acquire within 60 days any shares of Common Stock of the Registrant within 60 days from options, warrants, rights, conversion privileges or similar obligations.
             c

Item 8.01    Other Events.

             On March 2, 2007, the Registrant issued a press release disclosing the information described in Item 5.01 of this Current Report on Form 8-K and additional information regarding pending litigation between the Registrant and Edward H. Okun, Investment Properties of America, LLC and several affiliated entities. A copy of this press release is attached as Exhibit 99.1 to this Current Report. Exhibit
             99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

                  99.1        Press Release dated March 2, 2007


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST MONTAUK FINANCIAL CORP.

                                    By:   /s/ Victor K. Kurylak


                                    -----------------------------------------
                                    Name:  Victor K. Kurylak
                                    Title: President and Chief Executive Officer
                                    Date:  March 2, 2007







                                  EXHIBIT INDEX

    Exhibit
    Number      Description
--------------------------------------------------------------------------------
     99.1       Press Release, dated March 2, 2007